                                                                   EXHIBIT 10.63




Assessor's Parcel No. 162-21-301-002        Re-Recording to attached Exhibit "B:
                      162-21-301-003
                      162-21-301-004
                      162-21-301-007
                      162-21-301-008

Send tax bills to:

Metroplex, LLC
6430 Schiello
Las Vegas, NV 89119
Attn:  Steve Macie

When recorded mail to:

Lionel Sawyer & Collins
300 S. 4th Street, Ste 1700
Las Vegas, NV 89101
Attn:  Jeff Zucker

             LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS
                             AND SECURITY AGREEMENT

                                Metroflag BP, LLC
                                     Trustor

                          Lawyers Title of Nevada, Inc.
                                     Trustee

                                       and

                          Grand Casinos Nevada I, Inc.
                                   Beneficiary

                            Dated: December 28, 2001

             LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS
                             AND SECURITY AGREEMENT

      THIS LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT ("DEED OF TRUST"), dated as of December 28, 2001, between Metroflag BP, LLC, a Nevada limited liability company ("TRUSTOR"), Lawyers Title of Nevada, Inc., a Nevada corporation ("TRUSTEE") and Grand Casinos Nevada I, Inc., a Minnesota corporation ("BENEFICIARY"),

                                   WITNESSETH:

      Trustor hereby covenants and agrees as follows:

                                   SECTION 1.

                           Grant of Security Interests

      1.01. Trustor irrevocably grants, bargains, sells, transfers and assigns to Trustee in trust, with power of sale, all right, title and interest, now held or at any time hereinafter acquired by Trustor, in and to that improved real property in Clark County, Nevada, further described in Exhibit A attached hereto and incorporated herein by reference, together with all and singular the tenements, hereditaments and appurtenances now or hereafter belonging or in any way appertaining thereto; any easements benefitting such property; all right, title and interest of Trustor now owned or hereafter acquired in and to any land lying within the right-of-way of any street, open or proposed, adjoining such real property, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with such property; the reversion and reversions, remainder and remainders, rents issues and profits of such property, and all buildings, fixtures and other improvements now or hereafter located on or attached to or used in connection therewith and any estate, right, title or interest Trustor may hereafter acquire therein, including but not limited to, all of Trustor's right, title and interest in and to that lease ("GROUND LEASE") described in Exhibit B attached hereto and incorporated herein by reference. (Said real property, together with said tenements, hereditaments, appurtenances, easements, interests, reversions, remainders, rents, issues, profits, buildings, fixtures, improvements and future interests are hereinafter referred to as the "REAL PROPERTY.") Without limiting the generality of the foregoing, there shall be included in the Real Property any adjacent lands included in any enclosures or occupied by buildings partly located on the above-described property.

      1.02.

            1.02.1. There is hereby assigned to Beneficiary the Lessor's interest in any and all leases of the Real Property and/or Personal Property, as hereinafter defined, or any portion thereof, now or hereafter owned or entered into by Trustor or any other party claiming by, through or under Trustor, together with all rents, issues and profits arising therefrom or in connection with the Property, as hereinafter defined, or any portion thereof and all benefits and advantages to be derived from said leases, together with all rights against guarantors, if any, of the lessees' obligations under said leases. Trustor does hereby empower Beneficiary, its agents and attorneys, to collect, sue for, settle, compromise and give acquittance for all such rents, issues and profits. (All of said leases and any and all interest in said leases or any guarantee thereof shall hereinafter be referred to as the "LEASES.")

            1.02.2. The lessees under the Leases may and shall rely upon the receipt of any notice from Beneficiary that Trustor is in default hereunder and thereafter Beneficiary, or

      Beneficiary's designee, shall be paid all rents due under the Leases until the lessees thereunder are notified otherwise in writing by Beneficiary or until directed otherwise by a final judgment of a court of competent jurisdiction. Trustor hereby covenants and agrees to save and hold harmless said lessees from any and all liability, loss, costs, charges, penalties, obligations, expenses, attorneys' fees, litigation, judgments, damages, claims and demands of any kind whatsoever arising from, by reason of, or in connection with such reliance. All amounts collected hereunder, after deducting the expenses of operating the Property and after deducting the expenses of collection and all other expenses incurred hereunder, including an administrative charge of ten percent (10%) of the sums collected and attorneys' fees, shall be applied in such manner as Beneficiary may elect in its sole and absolute discretion. Although it is the intention of the parties that this instrument shall be a present assignment, Beneficiary shall not exercise any of the rights or powers conferred in this Section 1.02 until a default shall occur under this Deed of Trust, but upon the occurrence of any such default Beneficiary shall be entitled to all the above-mentioned rents, issues, profits, rights and privileges, and to apply the same in its sole and absolute discretion. Trustor shall use reasonable efforts to cause to be included as terms in all Leases hereafter executed or renewed the provisions of the first and second sentences of this section and Section 2.22 hereof, and to cause such leases to provide that the refusal of any lessee under any such Lease to pay all rents due under the Leases to Beneficiary as aforesaid to be a breach of such Lease by the lessee thereof. Nothing herein shall be deemed to impose on Beneficiary any obligation to operate or maintain the Property or to enforce any Lease. Trustor shall deliver to the lessees under all presently existing Leases, upon demand therefore by Beneficiary, written notice of the provisions of the first two sentences of this
      Section 1.02.2. Notwithstanding the conveyance or transfer of title to any or all of the Property to any lessee under any of the Leases, the lessee's leasehold estate under such Lease shall not merge into the fee estate and the lessee shall remain obligated under such lease as assigned by this Deed of Trust.

      1.03. Trustor grants Beneficiary, pursuant to the Nevada Uniform Commercial Code, a present and continuing security interest in and to all of the goods, equipment, fixtures, building materials, books and records of Trustor, now or which may hereafter be located on or used in connection with the Real Property, together with all contract rights, plans, specifications and other similar documents, rights under any declaration or plan, deposits, rights to trademarks and names of Trustor and goodwill associated therewith, general intangibles, accounts, investment property, deposit accounts, chattel paper, documents, letter of credit rights and instruments with respect to said Real Property and policies of insurance arising out of or in connection with the Real Property or the herein described property, all proceeds of any fire and/or builders risk insurance policy or any other policy insuring the Real Property or the herein described property against any other perils, and all awards made in eminent domain proceedings, or purchase in lieu thereof, with respect to the Real Property or the herein described property, together with all additions to, substitutions for, proceeds of, changes in or replacements of the whole or any part of said personal property and this instrument shall constitute a security agreement with respect thereto. (All of the foregoing are herein referred to as "PERSONAL PROPERTY." The Personal Property, Real Property and Leases are collectively referred to as the "PROPERTY.")

      1.04. This Deed of Trust is for the purpose of securing:

      (a) Performance of each and every term, covenant and condition incorporated by reference or contained herein.

      (b) Payment of the indebtedness evidenced by one promissory note (the "PURCHASE NOTE") of even date herewith, and any extension, modification or renewed thereof, in the principal sum of Seven Million Five Hundred Thousand Dollars ($7,500,000) executed by Trustor in favor of Beneficiary or order.

      (c) Payment of the indebtedness evidenced by that Deficit Note ("DEFICIT NOTE") of even date herewith, and any extension, modification or renewal thereof, in the amount of Three Million Dollars ($3,000,000) executed by Trustor in favor of Beneficiary. (The Purchase Note and the Deficit Note are referred to herein collectively as the "NOTE".)

      (d) Payment of such additional sums as may hereafter be advanced hereunder for the account of Trustor or its assigns by Beneficiary, with interest thereon.

      (e) Performance of each and every term, covenant and condition of each and every instrument and agreement securing payment of the Note or executed in connection therewith.

                                   SECTION 2.

                       Warranties and Covenants of Trustor

      2.01. Trustor represents and warrants that

      (a) This Deed of Trust is and will remain a valid and enforceable first lien on the lessee's interest in the Ground Lease and all other interests in the Property encumbered hereby, subject only to those exceptions permitted under that Purchase Agreement ("PURCHASE AGREEMENT") by and between Trustor and Beneficiary of even date.

      (b) Trustor has not performed any act and is not bound by any instrument which would prevent Beneficiary from enforcing this Deed of Trust.

      (c) The Note, Deed of Trust and all other instruments securing the Note, and all other instruments and agreements in connection therewith or the transactions in connection with which the Note is given are valid and binding obligations of the parties thereto, enforceable in accordance with their terms.

      (d) Trustor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, or the regulations thereunder; Trustor's United States employer identification number is [applied for] and Trustor's office address is [see Section 4.03]. Trustor understands that the certification in this clause (d) may be disclosed to the Internal Revenue Service by Beneficiary and that any false statement contained herein could be punished by fine, imprisonment, or both. The person or persons executing this Deed of Trust each declares under penalties of perjury that he had examined this certification and to the best of his knowledge and belief it is true, correct and complete, and further declares that he has authority to sign this certification on behalf of Trustor.

            2.02.1. Trustor will pay or cause to be paid, as the case may be, payments and charges required to be paid by Trustor under or pursuant to the provisions of the Ground Lease. Within ten (10) days after the date of each such payment, Trustor shall deliver to Beneficiary reasonable evidence of payment of such rents and impositions and other payments and charges.

            2.02.2. Trustor will diligently perform and observe all of the terms, covenants and conditions of the Ground Lease required to be performed and observed by Trustor to the end that all things shall be done which are necessary to keep unimpaired Trustor's rights under the Ground Lease.

            2.02.3. Trustor will promptly advise Beneficiary in writing of the giving of any notice by landlord under the Ground Lease ("LANDLORD") of any default by Trustor in the performance or observance of any of the terms, covenants or conditions of the Ground Lease on the part of Trustor to be performed or observed and Trustor will deliver to Beneficiary a true copy of each such notice.

            2.02.4. Trustor shall execute and deliver, on request of Beneficiary, such instruments as Beneficiary may deem useful or required to permit Beneficiary to cure any default under the Ground Lease or permit Beneficiary to take such other actions as Beneficiary considers desirable to cure or remedy the matter in default and preserve the interest of Beneficiary in the Ground Lease, the leasehold created thereby and the Property.

            2.02.5. Trustor will promptly notify Beneficiary in writing of any default by Landlord in the performance or observation of any of the terms, covenants or conditions on the part of Landlord to be performed or observed.

            2.02.6. Trustor will, promptly upon request by Beneficiary, give its unqualified consent in writing to any and all modifications of the Ground Lease which Landlord agrees to make at the request of Beneficiary for the purpose of improving, maintaining or preserving Beneficiary's security in the Ground Lease or the Property.

            2.02.7. Whenever, pursuant to the terms of the Ground Lease, Trustor provides Landlord or any other Person any document, notice, request, correspondence or information Trustor shall currently therewith provide a copy of the same to Beneficiary. If such document, notice, request, or information is certified, said certificate shall also run to the benefit of Beneficiary.

            2.02.8. Trustor will not release, surrender or terminate the Ground Lease without the prior written consent of Beneficiary nor without similar consent of Beneficiary modify the Ground Lease in any manner whatsoever, whether or not such modification would impair the security of this Deed of Trust.

            2.02.9. Trustor shall not consent to any encumbrance of the land now owned by Landlord without the prior written consent of Beneficiary.

            2.02.10. Without the written consent of Beneficiary, the estate created by the Ground Lease shall not merge with any other estate in the Property, but any interest in the Property hereinafter acquired by Trustor shall also be encumbered hereby.

            2.02.11. Notwithstanding anything to the contrary herein contained with respect to the Ground Lease:

      (a) The lien of this Deed of Trust attaches to all of Trustor's rights and remedies at any time arising under or pursuant to Subsection 365(h) of Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect (together with any successor statute, the "BANKRUPTCY CODE"), including, without limitation, all of Trustor's rights to remain in possession of the Real Property.

      (b) Trustor shall not, without Beneficiary's written consent, elect to treat the Ground Lease as terminated under Subsection 365(h)(1) of the Bankruptcy Code. Any such election made without Beneficiary's prior written consent shall be void. If Landlord rejects the Ground Lease under Section 365 of the Bankruptcy Code, Trustor shall remain in possession of the Property. Neither the lien of this Deed of Trust nor Beneficiary's rights with respect to the Ground Lease shall be affected or impaired by Landlord's rejection of the Ground Lease under Section 365 of the Bankruptcy Code.

      (c) As further security for the obligations secured hereby, Trustor hereby unconditionally assigns, transfers and sets over to Beneficiary all of Trustor's claims and rights to the payment of damages arising from any rejection by Landlord of the Ground Lease under the Bankruptcy Code. Beneficiary shall have the right, but not the obligation, to proceed in its own name or in the name of Trustor in respect of any claim, suit, action or proceeding relating to the rejection of the Ground Lease, including, without limitation, the right to file and prosecute any proof of claim, complaints, motions, applications, notices and other documents in any case in respect of Landlord under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until this Deed of Trust has been released of record or all of the obligations secured by this Deed of Trust shall have been satisfied and discharged in full. Any amounts received by Beneficiary or Trustor as damages arising out of the rejection of the Ground Lease as aforesaid shall be applied first to all reasonable costs and expenses of Beneficiary and Trustee (including, without limitation, attorneys' fees and costs) incurred in connection with the exercise of any of its rights or remedies under this Section 2.02.11 and then in accordance with the other applicable provisions of this Deed of Trust.

      (d) If, pursuant to any applicable section of the Bankruptcy Code, Trustor seeks to offset, counterclaim, deduct, and/or assert a defense against the rent or other sums due under the Ground Lease, the amount of any damages caused by the non-observance and/or non-performance of Landlord under the Ground Lease, Trustor shall, prior to such offset, counterclaim, defense and/or deduction notify Beneficiary of its intent to do so, setting forth with specificity the amounts proposed to be offset, counterclaimed, deducted, and/or defended against and for what purposes. Beneficiary shall thereupon have the right, but not the obligation, to object to all or any part of such offset, counterclaim, deduction and/or defense and, in the event of such objection. Trustor shall not affect any such offset, counterclaim and/or deduction. Neither Beneficiary's failure to object to any such offset, counterclaim, deduction and/or defense nor any objection or other communication between Beneficiary and Trustor shall constitute an approval of any such offset, counterclaim, deduction and/or defense by Beneficiary. Trustor expressly agrees to pay, protect, indemnify and save harmless Beneficiary from and against any and all claims, demands, actions, suit, proceedings, damages, losses, liabilities, judgments, costs and expenses of every kind and nature (including reasonable attorneys' fees) arising from or relating to any offset, counterclaim, deduction and/or assertion of a defense by Trustor as herein described.

      (e) If any action, proceeding, motion and/or notice shall be commenced or filed with respect to Landlord or the Property, or any part thereof, in connection with the Bankruptcy Code, Beneficiary shall have the right, but not the obligation, to the exclusion of Trustor, exercisable upon five (5) days prior written notice, to conduct and control any litigation with counsel of Beneficiary's choice. Beneficiary may proceed in its own name or in the name of Trustor in connection with any such litigation, and Trustor expressly agrees to execute and deliver all and every power, consent, authorization and other documents required by Beneficiary in connection therewith. Trustor shall pay to Beneficiary on demand any and all costs and expenses (including reasonable attorneys' fees) paid or incurred and payable by Beneficiary in connection with such proceedings and the costs and expenses shall be secured by the lien of this Deed of Trust. Trustor also agrees not to commence any action, suit, proceeding and/or case or file any application or make any motion in respect of the Ground Lease in the event of Landlord's bankruptcy without the prior written consent of Beneficiary.

      (f) Trustor shall promptly after obtaining knowledge thereof notify Beneficiary orally of any filing by or against Landlord of a petition under the Bankruptcy Code. Trustor shall thereafter promptly give written notice of such filing to Beneficiary, setting forth any information available to Trustor as to the date of such filing, the court in which such petition was filed, and the relief sought therein. Trustor shall promptly deliver to Beneficiary, following its receipt thereof, copies of any and all notices, summonses, pleadings, applications and other documents received by Trustor in connection with any such petition and any proceedings relating thereto.

      (g) If there shall be filed by or against Trustor a petition under the Bankruptcy Code and Trustor, as lessee under the Ground Lease, shall determine to reject the Ground Lease, Trustor shall give Beneficiary not less than ten (10) days prior notice of the date on which Trustor shall apply to the bankruptcy court or other judicial body with appropriate jurisdiction or authority to reject the Ground Lease. Beneficiary shall have the right, but not the obligation, to serve upon Trustor within such ten (10) day period a notice stating that (i) Beneficiary demands that Trustor assume and assign the Ground Lease to Beneficiary pursuant to Section 365 of the Bankruptcy Code and (ii) Beneficiary covenants to cure or provide adequate assurance of prompt cure of all defaults and provide adequate assurance of future performance under the Ground Lease. If Beneficiary serves upon Trustor the notice described in the preceding sentence, Trustor shall not seek to reject the Ground Lease and shall comply with the demand provided for in clause

            (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Beneficiary of the covenant provided for in clause (ii) of the preceding sentence. Effective upon the entry of an order for relief in respect of Trustor under Chapter 7 of the Bankruptcy Code Trustor hereby assigns and transfers to Beneficiary a non-exclusive right to apply to the bankruptcy court or other judicial body with appropriate jurisdiction for an order extending the period during which the Ground Lease may be rejected or assumed.

      (h) All references herein to sections of the Bankruptcy Code shall also constitute references to successors to such sections and similar provisions of any law.

            2.02.12. Trustor shall enforce with due diligence all of the obligations of Landlord under the Ground Lease, to the end that Trustor may enjoy all of the rights and privileges granted to it under the Ground Lease.

            2.02.13. Trustor hereby acknowledges that if the Ground Lease shall be terminated prior to the natural expiration of its term due to default by the lessee thereunder, and if pursuant to the Ground Lease or otherwise, Beneficiary or its designee shall acquire from Landlord a new lease of the Property or any portion thereof, Trustor shall have no right, title or interest in or to such lease or the leasehold estate created thereby.

            2.02.14. Nothing contained in this Section 2.02 or elsewhere in this Deed of Trust, and no exercise of any rights or remedies by Beneficiary, shall constitute, or shall be deemed in any manner or at any time to constitute, an assumption by Beneficiary of any obligations under the Ground Lease.

            2.02.15. Trustor will, within fifteen (15) days after demand from Beneficiary, request from Landlord and deliver to Beneficiary a certificate that the Ground Lease is unmodified and in full force and effect and the date to which the rentals and other charges payable thereunder have been paid and stating whether to Landlord's knowledge Trustor is in default in the performance of any covenants, agreements, or conditions contained in the Ground Lease and, if so, specifying each such default.

      2.03. Trustor shall complete in a good and workmanlike manner any building or other improvements which may be constructed on the Property and pay when due all claims for labor performed and materials furnished therefor. Trustor shall comply with all laws, rules, ordinances, regulations, covenants, conditions, restrictions, easements and agreements pertaining to the Property or Trustor's use thereof. Trustor shall not commit or permit any waste thereon, nor commit, suffer or permit any act to be done in or upon the Property in violation of law.

      2.04. Unless Trustor shall have obtained the written consent of Beneficiary, Trustor shall not by act or omission permit any lands or improvements not subject to the lien of this Deed of Trust to include the Property or any part thereof in fulfillment of any governmental requirement. Similarly, no lands or other improvements not subject to the lien of this Deed of Trust shall be included with the Property in fulfillment of any governmental requirement. Trustor shall not by act or omission impair the integrity of the Property as a single zoning lot separate and apart from all other premises.

      2.05. Trustor shall at all times during the term hereof continue to operate a motel on the Real Property. Trustor shall not use the Property for any other purpose. Trustor shall not initiate or acquiesce in any change in any zoning or other land use classification now or hereafter in effect and affecting the Property or any part thereof not shall Trustor otherwise change or attempt to change the use of the Property or any portion thereof without in each case obtaining Beneficiary's prior written consent thereto.

      2.06. Trustor will keep and maintain or cause to be kept and maintained the Property in good order, condition and repair.

      2.07. No building, structure, fixture or other improvement shall be erected, removed, demolished, or materially changed or altered without the prior written consent of Beneficiary. Trustor will not remove or permit the removal of the Personal Property or any part thereof (including renewals, replacements and other after acquired property) from the Real Property without the prior written permission of Beneficiary, provided that obsolete and worn out articles may be removed concurrently with the replacement or renewal thereof with property of at least equal value and of equal usefulness in the operation of the Property. Trustor will promptly notify Beneficiary of any fire or other casualty causing damage to the Property. Trustor will promptly and in good and workmanlike manner repair and restore any improvement which may be damaged or destroyed. Trustor will promptly replace any lost, stolen, damaged or destroyed Personal Property.

      2.08. Trustor agrees to pay and discharge all costs, fees and expenses in connection with this Deed of Trust, including, but not limited, to Beneficiary's and Trustee's costs and expenses, including reasonable attorneys' fees, in any litigation with respect hereto, in connection herewith, any transactions related hereto, the Property or any interest therein and the cost of evidence of title and trustee's fees in connection with sale, whether completed or not, which amounts shall become due upon demand by either Beneficiary or Trustee.

      2.09. During the existence of this trust, Trustor agrees to maintain policies of insurance as follows:

      (a) Insuring the improvements and Personal Property which are now or shall hereafter constitute a portion of the Property against loss or damage by fire, and against such other risks of a similar or dissimilar nature as shall be insurable against under present or future forms of special form property insurance policies available to the owners of property similar to the Property in Clark County, Nevada, including vandalism, malicious mischief and replacement cost endorsements. Such insurance shall in no event be for less than the full replacement cost of said improvements and Personal Property.

      (b) Rental value and/or business income insurance in an amount of not less than twenty-four (24) times the total of the monthly payments of principal and interest due under the Note and the monthly payments on account of taxes and insurance provided for in Section
            2.13 hereof, whether or not such payments are then being collected.

      (c) Commercial general liability insurance assuring against loss, damage or liability for injury or death to persons and loss and damage to property occurring from any cause whatsoever upon, in or about the Property. Such liability insurance shall be for at least Two Million Dollars ($2,000,000).

      (d)   Workmen's compensation insurance as required by law.

      (e) Flood insurance in form and substance satisfactory to Beneficiary; provided, however, that such insurance shall not be required during such periods as Trustor is able to provide Beneficiary with evidence, satisfactory to Beneficiary, that the Property is not within an area that has been identified by the Secretary of Housing and Urban Development as having special flood hazards and that such insurance is not required by law.

      (f)   Any insurance required pursuant to any Lease or the Ground Lease.

      (g) Such other insurance in such amounts and against such other risks as Beneficiary may reasonably require.

      (h) All insurance provided for herein shall be effected under valid and enforceable policies, in form and substance then customary in Nevada and satisfactory to Beneficiary, issued by insurers of recognized responsibility approved of by Beneficiary. Upon the execution of this Deed of Trust, and thereafter thirty (30) days prior to the expiration dates of expiring policies theretofore furnished hereunder, originals of the policies, together with evidence that the premiums therefore have been paid, shall be delivered to Beneficiary. Without limiting the generality of the foregoing, all such policies shall contain an agreement by the insurers that such policies shall not be canceled or modified without at least thirty
            (30) days' prior written notice to Beneficiary and such other parties as Beneficiary may designate and shall provide that any loss shall be payable to Beneficiary notwithstanding (i) any act or negligence by Trustor or any lessee or other occupant of the Property which might otherwise result in forfeiture of said insurance, (ii) use of all or any portion of the Property for purposes more hazardous than permitted by such policy, (iii) any sale or other proceeding pursuant hereto or (iv) any change in title to or ownership of the Property or any portion thereof. All insurance with respect to damage or destruction to the Property shall provide that the proceeds thereof shall be payable to Beneficiary pursuant to a noncontributory mortgagee endorsement satisfactory to Beneficiary and all other insurance shall name Trustor and Beneficiary and such other parties as Beneficiary may designate as the insureds thereunder, as their respective interests may appear. All proceeds payable by reason of loss under any insurance policy provided for herein shall be paid to Beneficiary. Upon any default hereunder Beneficiary is hereby authorized, but not required, on behalf of Trustor to adjust or compromise any losses under any insurance policy provided for herein.

      (i) Trustor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained or suffer to be taken out separate insurance which would reduce the sums payable pursuant to any policy required hereunder unless Beneficiary is included thereon under it standard mortgagee endorsement acceptable to Beneficiary. Trustor shall immediately notify Beneficiary whenever any such separate insurance is taken out and shall promptly deliver to Beneficiary the policy or policies of such insurance.

      2.10. Trustor immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Property, any part thereof, or any interest therein, will notify Beneficiary of the pendency of such proceedings. Beneficiary may, but shall not be required to, participate in any such proceedings and Trustor from time to time will deliver to Beneficiary all instruments requested by it to permit such participation. Trustor shall pay all of Beneficiary's costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred in any such proceedings. In the event of such condemnation proceedings, any award or compensation shall be paid to Beneficiary and shall be applied, after payment of all costs and expenses of Beneficiary and/or Trustee incurred in collecting the same, in such manner as Beneficiary elects in its sole and absolute discretion, without regard to whether or not its security hereunder has been impaired, provided that any award for the Land, as defined in the Ground Lease, shall be paid as provided in the Ground Lease. For the purposes hereof, any proceeding to acquire any interest in or affecting the value of the Property, or seeking damages therefore, including, but not limited to, severance or change of grade, whether by court action or purchase in lieu thereof, shall be deemed a proceeding for condemnation and any award for inverse condemnation shall be deemed condemnation proceeds.

      2.11. Property insurance and condemnation proceeds remaining after payment of all costs and expenses of Beneficiary and/or Trustee in collecting the same ("NET PROCEEDS"), shall, so long as no default shall have occurred and be continuing hereunder, be paid, on such terms and conditions as Beneficiary may provide, for the restoration and repair of the improvements and/or Personal Property, as the case may be, damaged, destroyed or taken by such casualty or condemnation. The amount of such proceeds used toward payment of the cost of repair or restoration that is released to Trustor shall not be deemed a payment of any indebtedness or obligation secured hereby and shall be disbursed to Trustor under such reasonable disbursement procedures as may be prescribed by Beneficiary to ensure the full, prompt and lien free completion of such restoration, repair or alteration, which shall include, but are not limited to, the following:

      (a) Prior to commencement of the work, Trustor shall furnish to Beneficiary complete plans and specifications for the work for Beneficiary's prior approval. Said plans and specifications shall bear the signed approval thereof by an architect licensed in the State of Nevada chosen by Trustor and reasonably satisfactory to Beneficiary ("ARCHITECT") and shall be accompanied by the Architect's and contractor's signed estimate of the entire cost of completing the work.

      (b) Prior to commencement of the work, Trustor shall furnish to Beneficiary certified or photostatic copies of all permits and approvals required by law in connection with the commencement and conduct of the work.

      (c) Trustor shall furnish to Beneficiary, prior to the commencement of the work, reasonable assurances that the cost of such work will be paid, which may include a surety bond for or guaranty of completion of and payment for the work, which bond or guaranty shall be (i) issued by an institution with a net worth of no less than Two Hundred Fifty Million Dollars ($250,000,000) or another party acceptable to Beneficiary in its sole discretion, (ii) in form satisfactory to Beneficiary, and (iii) in an amount not less than one hundred percent (100%) of the Architect's and contractor's estimate of the entire cost of completing the work, less the amount of Net Proceeds held by Beneficiary.

      (d) Beneficiary shall not be required to make disbursements more often than at thirty (30) day intervals.

      (e) Trustor shall make written request for each disbursement at least seven days in advance and shall comply with the following requirements in connection with each disbursement.

            (i) Trustor shall deliver to Beneficiary, at the time of request for a disbursement, a certificate of the Architect, dated not more than ten (10) days prior to the application for withdrawal of funds, setting forth the following:

                  (A) That the sum then requested to be withdrawn either has been paid by Trustor and/or is justly due to contractors, subcontractors, materialmen, engineers, architects or other Persons (whose names and addresses shall be stated) who have rendered or furnished services or materials for the work and giving a brief description of such services and materials and the principal subdivisions or categories thereof and respective amounts so paid or due to each of said persons in respect thereof and stating the progress of the work up to the date of said certificates;

                  (B) That the sum then requested to be withdrawn, plus all sums previously withdrawn, does not exceed the cost of the work insofar as actually accomplished up to the date of such certificate;

                  (C) That the remainder of the Net Proceeds held by Beneficiary will be sufficient to pay in full the then estimated cost of completion of the work; and

                  (D) That no part of the cost of the services and materials described in the foregoing Section 2.11(e)(i)(A) has been or is being made the basis if the withdrawal of any funds in any previous or then pending application.

            (ii) Trustor shall execute and deliver to Beneficiary at the time of the request a certificate, dated not more than 10 days prior to the application for withdrawal of funds, stating that, except for the amounts, if any, specified in Section 2.11(e)(i)(A) to be due for services or materials, there is no outstanding indebtedness known which is then due or payable for work, labor, services, or materials in connection with the work which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's or materialman's statutory or other similar lien upon the Property or any part thereof.

            (iii) Trustor shall deliver to Beneficiary at the time of the request satisfactory evidence that the Property and every part thereof, and all materials and all property described in the certificate furnished pursuant to Section 2.1(e)(i)(A) are free and clear of all mortgages, liens, charges or encumbrances, except this Deed of Trust and liens permitted under Section 2.18 hereof.

      (f) If the work involves restoration of the exterior of any improvements, then within ten (10) days after the date such exterior is determinable, Trustor shall deliver to Beneficiary a survey of the Property, showing no encroachments by the work.

      (g) Such proceeds shall be used by Trustor only to pay or to cause to be paid the Persons named in the certificate furnished pursuant to the foregoing Section 2.11(e)(i)(A) the respective amounts stated in said certificate to be due them.

      (h) If at any time Beneficiary determines in its sole and absolute discretion that the remainder of the Net Proceeds held by Beneficiary is not sufficient to pay in full the unpaid unbonded cost of completion of the work, Trustor shall on demand deposition with Beneficiary cash in an amount equal to the difference between the remainder of the Net Proceeds and the cost of completion of the work.

      Beneficiary shall not be required to make insurance or condemnation proceeds available for restoration and repair if (w) Trustor is in default hereunder. (x) Beneficiary, in the good faith exercise of its discretion, believes that (A) except in the case of a condemnation subject to the next sentence below, the remainder of the Property in question could not be restored so that the Property as so restored would be of equal utility and value as before such damage, destruction or taking, (B) it would not be feasible to restore the remainder of the Property in question for use comparable to that of the Property prior to such damage, destruction or taking, or (C) such Property, as so restored, would not be in full compliance with all provisions hereof or (y) the contract for such work of restoration and repair does not provide that the same can be completed at least one (1) year prior to the maturity of the Purchase Note or (z) a material portion of the Leases in force immediately prior to the casualty or condemnation or the Ground Lease, shall have been cancelled, or contain any still exercisable right to cancel, due to such damage, destruction or condemnation. All insurance and condemnation proceeds not applied to Beneficiary's or Trustee's cost of collecting the same or to restoration and repair as provided above shall be retained by Beneficiary and applied against the indebtedness secured hereby in such manner as Beneficiary elects in its sole and absolute discretion. Any such application, use or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. Trustor shall not be entitled to interest on any Net Proceeds held by Beneficiary pursuant hereto. Beneficiary shall notify Landlord, by notice to the address given in the Ground Lease for such other address of which Landlord notifies Beneficiary pursuant to Section 4.03 of this Deed of Trust given as provided in Section 4.03 of this Deed of Trust, of the failure of Trustor to satisfy the requirements of 2.11(a), (b), (c), (f) or (h) and of the failure of any disbursement request to comply with the requirements of Section 2.11(c). Landlord shall have fifteen (15) days after such notice to cure the failures specified in the notice.

      2.12. Trustor shall pay or cause to be paid when due, before delinquency, all taxes, assessments, levies, utility fees and all other fees and charges of every kind and nature, whether of a like or different nature, imposed upon or assessed against or which may become a lien on the Property, or any part thereof, or arising from, by reason of or in connection therewith, the use thereof or this Deed of Trust unless contested in good faith with reasonable security provided to Beneficiary. In addition, Trustor shall file all required tax forms with the appropriate governmental authorities on or before the day they become due. Trustor will, within thirty (30) days after the due date therfor, deliver to Beneficiary receipts evidencing payment of taxes, assessments, levies, fees and charges as required in this Section 2.12. Beneficiary may require Trustor to obtain and pay for a tax service satisfactory to Beneficiary in order to assure Beneficiary such taxes are paid.

      2.13. After a default shall have occurred hereunder, Trustor shall pay to Beneficiary or such other depository to which Beneficiary instructs Trustor to make such payments, the amount of taxes and insurance premiums accrued since the last date on which the same were paid. Thereafter, Trustor shall pay, in addition to the installments payable under the Note, on the same date as such installments are due and payable, a sum equal to one-twelfth (1/12) of Beneficiary's estimate of annual taxes, assessments, levies, fees, charges and insurance premiums required to be paid by Trustor hereunder. If the amount so paid is not sufficient to pay such taxes, assessments, levies, fees, charges and premiums when due, then Trustor will immediately pay Beneficiary or such depository, as the case may be, on demand, amounts sufficient to pay the same. Sums deposited by Trustor pursuant hereto shall be used to pay such taxes, assessments, levies, fees, charges and insurance premiums when due provided that Trustor has furnished Beneficiary with all tax statements, premium notices and other such notices at least third (30) days prior to the date that any such taxes, assessments, levies, fees, charges or premiums may be due. Nothing herein shall impose on Beneficiary or such depository the obligation to pay any amount on account of taxes, assessments, levies, fees, charges or premiums in excess of the amount then deposited with Beneficiary or such depository pursuant hereto. In the event of any default hereunder or under any instrument or obligation secured hereby, Beneficiary may elect, at any time thereafter, to apply the funds deposited with it or such depository in such manner as Beneficiary may deem desirable, in its sole and absolute discretion. Beneficiary and any depository may commingle funds deposited hereunder with their general funds and no interest shall accrue or be allowed on any payments made pursuant to this section. Payments or deposits pursuant to this section, if made, shall not be deemed to be a waiver or release of any other right or remedy available hereunder to Beneficiary in the event of default. Transfer of title to the Property shall automatically transfer the interest of the then Trustor in any deposits made pursuant to this section.

      2.14. If any action or proceeding shall be instituted to evict the Trustor to recover possession of the Property or for any other purpose affecting the Ground Lease, the Leasehold created thereby, the Property, any part thereof, any interest therein, title thereto or this Deed of Trust, or should Trustor receive any notice from any governmental agency relating to the structure, use of occupancy of the Property, Trustor will immediately upon service thereof on or by Trustor, deliver to Beneficiary true copies of each notice, petition, summons, complaint, notice of motion, order to show cause and all other process, pleadings, and papers however designated, served in any action or proceeding. Immediately upon becoming aware of any development or other information which may materially and adversely affect the property, business, prospects, profits or conditions (financial or otherwise) of Trustor or the Property of the ability of Trustor to perform the obligations secured hereby. Trustor shall notify Beneficiary of the nature of such development or information and such anticipated effect.

      2.15. Trustor promises and agrees that if during the existence of this Deed of Trust there be commenced or pending any suit, action, arbitration, or other proceeding affecting the Ground Lease, the Leasehold created thereby or the Property, any part thereof, or in relating thereto, the title thereto or this Deed of Trust, or if any adverse claim for or against said Property, or any part thereof, be made or asserted, it will appear in and defend any such matter and will pay all costs and damages arising because of such proceeding. Beneficiary may elect to appear in any such proceeding. Upon any default hereunder, Beneficiary shall have the option to control such action or defense, whether or not Beneficiary elects to appear. If Beneficiary elects to appear in any such action or proceeding, Beneficiary shall have the right to retain counsel of its choice. Trustor shall solely responsible for any and all expenses and costs, including, but not limited to, the reasonable fees of counsel retained by Beneficiary, which are incurred pursuant to this section. Unless a default occurs, Trustor and Beneficiary shall be represented by joint counsel if not conflict of interest exists. If Beneficiary elects to appear in or control any action or proceeding, Trustor agrees to indemnify Beneficiary against, release Beneficiary from, and hold Beneficiary harmless from any damages, liability, costs, expenses, litigation or claims incurred in or in connection with such action or appearance or in the exercise of such control, except as a result of Beneficiary's gross negligence or willful misconduct.

      2.16. Trustor will not permit or suffer the filing of any mechanics', materialmen's other liens against the Property, any part thereof, any interest therein or the revenue, rents issues, income and profits arising therefrom. If any lien shall be filed against the Property, any part thereof or any interest therein Trustor agrees to commence a proceeding under NRS Chapter 108 to discharge the same of record within ten (10) days after the same shall have been filed or provide a bond or other reasonable security to protect Beneficiary's interest.

      2.17. Trustor shall take any and all such action as may be necessary to prevent any third parties from acquiring any prescriptive easement upon, over, or across any part of the Property, or from acquiring any rights whatsoever to or against the Property by virtue of adverse possession.

      2.18. Except as provided in Section 2.07 hereof and the Purchase Agreement, the sale, agreement to sell, transfer, assignment, mortgage, pledge, hypothecation or encumbrance, including, but not limited to, the granting of any option to do any of the foregoing, whether voluntary or involuntary, by agreement, operation of law or otherwise, of the whole or any portion of Trustor's right, title or interest in and to the Property or any portion thereof without the prior written consent of Beneficiary shall constitute a default hereunder and shall entitle Beneficiary to accelerate the indebtedness secured hereby in the same manner as in the case of any other default. Any lease for a term (including options to extend) greater than twenty (20) years shall be deemed a sale for the purpose of this Section 2.18. The sale, transfer, assignment, mortgage, pledge, hypothecation, charging or encumbrance in the aggregate of greater than thirty percent (30%) of the interests in any partnership or limited liability company. Trustor or any parent thereof, whether directly or indirectly (such as by sale of stock in any corporate partner or member) or the sale, transfer, assignment, mortgage, pledge, hypothecation or encumbrance in the aggregate of greater than thirty percent (30%) of any class of any corporate investor's stock, whether directly or indirectly (such as by sale of stock in any corporation owning Trustor's stock) shall also entitle Beneficiary to accelerate the indebtedness secured hereby.

      2.19. [Intentionally deleted]

      2.20. Immediately upon becoming aware of the occurrence of any (i) "reportable event," as such term is defined in Section 4043 of ERISA, or (ii) "prohibited transaction" as such term is defined in Section 4975 of the Internal Revenue Code of 1986, as amended, in connection with any pension plan or any trust created thereunder, a written notice specifying the nature thereof, what action Trustor is taking or proposes to take with respect thereto, and, when known, any action taken or proposed to be taken by the Internal Revenue Service and or the Department of Labor with respect thereto shall be delivered to Beneficiary. Trustor will not at any time permit any pension plan maintained by it or to which Trustor is a contributing employer to (a) engaged in any "prohibited transaction," as such term is defined in Section 4975 of the Internal Revenue Code of 1986, as amended, (b) incur any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA, whether or not waived, or (c) terminate any such pension plan in a manner which could result in the imposition of a lien on the Property pursuant to Section 4086 of ERISA. Trustor shall not take any action which will cause or effect any withdrawal complete or partial, or any resulting withdrawal liability, with respect to any such plan. Trustor shall promptly pay all contributions to any employee benefit plan to which it is required to pay.

      2.21. Trustor will diligently perform and observe all of the terms, covenants and conditions of the Leases to be performed and observed by Trustor to the end that all things shall be done which are necessary to keep unimpaired Trustor's rights under the Leases. Trustor will promptly advise Beneficiary in writing of the giving of any notice by the lessee under any Lease of any default by Trustor in the performance or observance of any of the terms, covenants or conditions thereof on the part of Trustor to be performed or observed and Trustor will deliver to Beneficiary a true copy of each such notice. Trustor shall enforce, short of termination thereof, the performance of each and every term, covenant and condition of each such Lease to be performed by the lessee thereunder. Trustor shall execute and deliver, on request of Beneficiary, such instruments as Beneficiary may deem useful or required to permit Beneficiary to take such other actions as Beneficiary considers desirable to cure ore remedy the matter on default and preserve the interest of Beneficiary in the Leases and the Property. Trustor will promptly notify Beneficiary in writing of any default by the lessee under any Lease in the performance or observance of any of the terms, covenants or conditions on the part of said lessee to be performed or observed. Trustor shall not collect any of the rent, income and profits arising or accruing under the Lease more than once a month in advance, and in no event prior to the time when the same become due under the terms thereof. Trustor will not discount any future accruing rents. Except as provided in the Purchase Agreement. Trustor shall not execute any other assignments of the Lease or any interest therein or any of the rents thereunder. Trustor shall not alter, modify or change the terms of the Lease, by sufferance or otherwise, or cancel or terminate such Lease without the prior written consent of Beneficiary. Any other provision hereof to the contrary notwithstanding, no lien or other encumbrance may be prior to any Lease if the result of such priority might be to allow such Lease to be terminated without the consent of Beneficiary.

      2.22. All Leases hereafter executed are and shall be subordinate hereto and upon any sale or deed in lieu of sale hereunder such lessees shall attorn to the purchaser or grantee, as the case may be, and recognize the same as lessor under said Lease as fully as if such purchaser or grantee had been named as lessor under such Leases, but without any claim or offset against such purchaser or grantee for any liability of any previous lessor. Such lessees, and to the extent permitted under the terms of any existing Lease, the lessees under the existing Lease shall from time to time during the term hereof, within ten (10) days after demand therefor by Beneficiary, execute and deliver to Beneficiary, or any party designated by Beneficiary, a certificate in recordable form certifying that attached thereto is a true and correct copy of such lessee's Lease, the term of said Lease, the date to which all rentals and other charges have been paid, the amount of any security deposit, that no rent has been prepaid or discounted, that such Lease is in full force and effect, and that no defaults have occurred thereunder (or specifying the nature of such defaults) together with such other information with respect to such Lease and/or lessee as Beneficiary may reasonably request.

      2.23. Trustor shall furnish Beneficiary within sixty (60) days after the end of each of Trustor's fiscal years ending after (but not on) December 31, 2001, and at such other times as may reasonably be required by Beneficiary, audited financial statements covering the operations of the Property for such fiscal year. Said statements shall include, but need not be limited to, a balance sheet and a statement of profit and loss satisfactorily certified by an accounting firm deemed satisfactory by Beneficiary. Trustor's fiscal year ends _______________. The above required statements shall be in such detail as Beneficiary reasonably requests, shall segregate income and expense attributable to the Property and shall include the gross sales figures of any tenant paying percentage or other rental with respect thereto.

      2.24. Trustor shall keep and maintain at an office in Las Vegas, Nevada, complete, accurate and customary records and books of account with respect to all of Trustor's business transactions with respect to the Property and shall retain the same intact throughout the term hereof. Beneficiary or its representatives shall be entitled to all reasonable times to inspect and make copies and extracts of all such records and books of account, which right of inspection, copying and extracting shall include the right to remove said records and books of account from Trustor's places of business for reasonable periods of time.

      2.25. Trustor agrees at any time and from time to time during the term hereof and within ten (10) days after demand therefor from Beneficiary, to execute and deliver to Beneficiary, or any party designated by Beneficiary, a certificate in recordable form certifying the amount then due pursuant to this Deed of Trust and the obligations secured hereby, the terms of payment thereof, the dates to which payments have been paid, that this Deed of Trust and all instruments and obligations secured hereby are in full force and effect and that there are no defenses or offsets thereto, or specifying in what regards this Deed of Trust or such obligations are not in full force and effect and the nature of any defense or offsets thereto, together with such other information as Beneficiary may request.

      2.26. Trustor agrees not to incorporate, or permit any other Person to incorporate, into the Property or utilize, or permit any other Person to utilize, on or in connection therewith, any personal property acquired under a conditional sales contract or any other contract or agreement whereby a vendor or lender retains title or a security interest therein.

      2.27. Trustor shall execute, acknowledge and deliver to Beneficiary, and, if applicable, cause to be executed, recorded and or filed at Trustor's cost and expense, any and all such mortgages, assignments, transfers, assurances, control agreements, financing statements and other instruments and documents and so such acts as Beneficiary shall from time to time reasonably require for the better perfecting, assuring, conveying, assigning, transferring and confirming unto Beneficiary the property and rights herein conveyed or assigned or intended now or hereafter so to be. Trustor hereby authorizes Beneficiary to file any and all financing statements and amendments thereto in such form and in such locations as Beneficiary deems necessary or appropriate in connection herewith. The parties agree this Deed of Trust shall constitute a security agreement under the Uniform Commercial Code and that a carbon, photographic or other reproduction of this Deed of Trust or of a financing statement shall be sufficient as a financing statement. Trustor represents and warrants that (a) its chief executive office is in Las Vegas, Nevada (b) Trustor is a limited liability company duly organized and currently existing in good standing under the laws of the State of Nevada, and (c) Trustor has not executed, filed or authorized any Person, other than Beneficiary, to file any financing statement or amendment thereto with respect to all or any portion of the Property. Trustor has not within the five (5) year period prior to the date of this Deed of Trust changed its name, chief executive office or state of organization nor will Trustor do so without notifying Beneficiary at least sixty
(60) days in advance.

      2.28. Trustor will protect, indemnify, save harmless and defend Beneficiary and Trustee from and against any and all liability, loss, costs, charges, penalties, obligations, expenses, attorneys' fees, litigation, judgments, damages, claims and demands imposed upon or incurred by or asserted against Beneficiary and or Trustee by reason of (a) ownership by Trustee or Beneficiary of its interest in the Property pursuant to this Deed of Trust, (b) any accident or injury to or death of persons or loss of or damage to or loss of the use of property occurring on or about the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (c) any use, non-use or condition of the Property or any part thereof or of the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets alleys or ways, (d) any failure on the part of Trustor to perform or comply with any of the terms of this Deed of Trust or any instrument or agreement secured hereby, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof made or suffered to be made by or on behalf of Trustor, (f) any negligence or tortious act on the part of Trustor or any of its respective agents, contractors, lessees, licensees or invitees or (g) any work in connection with any alterations, changes, new construction or demolition of the Property, whether or not permitted hereunder. All amounts payable to Beneficiary or Trustee, as the case may be, under this Section 2.28 shall be payable on demand and shall be deemed indebtedness by this Deed of Trust.

      2.29. All obligations of Trustor to any of its affiliates, including, but not limited to, any of its shareholders, partners or members, are hereby subordinated to the obligations secured by this Deed of Trust and none of such obligations shall be paid while any obligation secured hereby remains unsatisfied.

                                   SECTION 3.

                       Trustee's and Beneficiary's Rights

      3.01. The waiver or release by Beneficiary or Trustee of any default or of any of the provisions, covenants and conditions hereof on the part of Trustor to be kept and performed shall not be a waiver or release of any preceding or subsequent breach of the same or any other provision, covenant or condition contained herein. The subsequent acceptance of any sum in payment of any indebtedness secured hereby or any other payment hereunder by Trustor to Beneficiary or Trustee shall not be construed to be a waiver or release of any preceding breach by Trustor of any provision, covenant or condition of this Deed of Trust other than the failure of Trustor to pay the particular sum so accepted, regardless of Beneficiary's or Trustee's knowledge of such preceding breach at the time of acceptance of such payment. No payment by Trustor or receipt by Beneficiary of a lesser amount than the amount herein provided shall be deemed to be other than on account of the earliest sums due and payable hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Beneficiary may accept any check or payment without prejudice to Beneficiary's right to recover the balance of such sum or pursue any other remedy provided in this Deed of Trust. The consent by Beneficiary or Trustee to any matter or event requiring such consent shall not constitute a waiver of the necessity for such consent to any subsequent matter or event.

      3.02. Beneficiary shall be subrogated to the lien of any and all prior encumbrances, liens, or charges paid or discharged from the proceeds of the loan evidenced by the Note, and even though said prior liens may have been released of record, the repayment of the Note shall be secured by such liens on the portions of the Property affected thereby to the extent of such payments. In consideration of the advances made to Trustor, Trustor hereby waives and releases all demands and causes of action for offsets, payments and rentals to, upon, and in consideration with said prior indebtedness.

      3.03. Notwithstanding the right otherwise provided to Trustor to collect rent and other payments pursuant to the Leases while Trustor is not in default under the Note or this Deed of Trust, if there is filed any petition in bankruptcy by or against any lessee under any of the Leases or there is appointed a receiver or trustee to take possession of all or a substantial portion of the assets of such lessee or there is a general assignment by such lessee for the benefit of creditors, or any action is taken by or against such lessee under any state or federal insolvency law or bankruptcy act, or any similar law now or hereafter in effect. Beneficiary is appointed a creditor of such lessee and is entitled to recover on any claim or right of recovery that Trustor may have against such lessee or its receiver or trustee; provided, however, that Beneficiary shall not be obligated to pursue any such claim or right of recovery. Beneficiary may apply any such recovery against any obligation secured hereby in such manner as it may deem desirable, in its sole and absolute discretion.

      3.04. Beneficiary may make or cause to be made reasonable entries upon and inspection of the Property.

      3.05. Beneficiary may, at any time, by instrument in writing, appoint a successor or successors to the Trustee named herein or acting hereunder, which instrument, executed and acknowledged by Beneficiary, and recorded in the Office of the County Recorder, Clark County, Nevada, shall be conclusive proof of the proper substitution of such successor trustee, who shall have all the estate powers, duties and trusts in the premises vested in or conferred on the original trustee. If there be more than one trustee, either may act alone and execute these trusts upon the request of Beneficiary and his acts shall be deemed to be the acts of all trustees, and the recital in any conveyance executed by such sole trustee of such requests shall be conclusive evidence thereof, and of the authority of such sole trustee to act.

      3.06. Without affecting the liability of Trustor or any other Person, except any Person expressly released in writing, for payment of any indebtedness secured hereby or for performance of any of the obligations or any of the terms, covenants and conditions hereof, and without affecting the rights of Trustee and Beneficiary with respect to any security not expressly released in writing at any time and from time to time, without notice or consent other than consent of Beneficiary, Trustee and/or Beneficiary may:

      (a) Release any Person liable for payment of all or any part of the indebtedness or for the performance of any obligation.

      (b) Make any agreement extending the time or otherwise altering the terms of payment of all or any part of said indebtedness or modifying or waiving any obligation or subordinating, modifying or otherwise dealing with the lien or charge hereof.

      (c) Exercise or refrain from exercising or waive any right either of them may have.

      (d)   Accept additional security of any kind.

      (e) Release or otherwise deal with any property, real or personal, securing the obligations secured hereby.

      3.07. If Trustor fails to execute, acknowledge or deliver to Beneficiary any and all mortgages, assignments, transfers, assurances, financing statements, maps and other instruments or documents required to be so executed, acknowledged or delivered hereunder, within fifteen (15) days after Beneficiary's demand or such lesser period as may be provided elsewhere herein, then Trustor hereby appoints Beneficiary as Trustor's true and lawful attorney-in-fact to act in Trustor's name, place and stead to execute, acknowledge and deliver the same.

      3.08. Whenever under any provision of this Deed of Trust Trustor shall be obligated to make any payment or expenditure, or to do any act or thing, or to incur any liability whatsoever, and Trustor fails, refuses or neglects to perform as herein required, Beneficiary shall be entitled, but shall not be obligated, to make any such payment or expenditure or to do any such act or thing, or to incur any such liability, all on behalf of and at the cost and for the account of Trustor. In such event, the amount thereof with interest thereon at the rate of ten percent (10%) per annum ("Agreed Rate") shall be paid by Trustor to Beneficiary on demand. Without limiting the generality of the foregoing, any act or payment by Beneficiary to cure, forestall, prevent or mitigate default hereunder shall be at the sole option of Beneficiary, shall be at the cost of Trustor and shall be reimbursed to Beneficiary as above provided. Beneficiary shall not be bound to inquire into the validity of any apparent or threatened tax, assessment, adverse title, lien, encumbrance, claim, or charge before making an advance for the purpose of preventing, removing or paying the same. Beneficiary shall be subrogated to all rights, equities and liens discharged by any such expenditure. All funds advanced by Beneficiary pursuant to this Section 3.08 or any other provision of this Deed of trust for the performance of any obligation of Trustor or to protect Beneficiary's security shall be deemed obligatory advanced regardless of the Person to whom such funds are furnished and such advances, together with interest thereon at the Agreed Rate, shall be secured by this Deed of Trust.

      3.09. Any default in the performance of any term, covenant or condition contained herein or in any instrument or obligation secured hereby shall be a default hereunder. In addition, Trustor shall be in default hereunder if (a) Trustor shall abandon the Property, or any part thereof; (b) there is commenced any case in bankruptcy against Trustor or if an order for relief is entered against Trustor, or there is appointed a receiver or trustee to take possession of any of the assets of Trustor or of the Property, or Trustor applies for or consents to such appointment, or there is a general assignment by Trustor for the benefit of creditors, or any action is taken by or against Trustor under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect, including, without limitation, the filing of any petition for or in reorganization, or should the Property, or any part thereof, be taken or seized under levy of execution or attachment, or Trustor admits in writing its inability to pay its debts as they mature; (c) there is (i) executed or verified by Trustor, or any receiver of Trustor, or any attorney or agent of Trustor, or of such receiver, a petition in bankruptcy with respect to Trustor, irrespective of whether such petition is filed, or (ii) executed or verified by any holder of a claim against Trustor, or an indenture trustee of such a holder, or any attorney or agent of such holder or indenture trustee, any petition in bankruptcy against Trustor, irrespective of whether such petition is filed, (d) the board of directors or managers of any corporate or limited liability company Trustor votes to seek any kind of relief under any bankruptcy, insolvency or similar law; (e) there is passed any law which renders payment by Trustor of any or all taxes levied upon this Deed of Trust or the Property or performance of any other term, covenant or condition hereof, or any obligation secured hereby, unlawful, usurious, inoperative, void or voidable, or which prohibits Beneficiary from exercising any of its rights hereunder or under any other instrument or agreement to which Trustor is a party or by which t is bound; (f) any representation, warranty, statement, certificate, schedule or report made by or on behalf of Trustor herein or in connection herewith is incorrect, false, or misleading in any material respect; (g) Trustor should dissolve, liquidate or terminate; (h) the value or priority of the security interest created hereby is impaired; (i) any license or permit necessary for operation of the Property or any portion thereof is revoked or any proceeding to revoke the same is commenced or threatened; (j) Trustor defaults under any obligation to or agreement with Beneficiary; (k) there occurs any event which results in the acceleration of the maturity of the indebtedness of Trustor to others under any indenture, agreement or undertaking; or (l) a default occurs under any obligation of Trustor's affiliate, Metroflag Polo, LLC to Beneficiary and the holder of such obligation elects to accelerate the same. If Trustor consists of more than one Person, the occurrence of any of the foregoing events with respect to any one or more of such Persons shall constitute a default hereunder. Similarly, if Trustor is a partnership or joint venture, the occurrence of any of the events enumerated above with regard to any general partner or joint venturer shall constitute a default hereunder. Trustor shall give Beneficiary prompt notice of the occurrence of any default hereunder.

      3.10. The collection of rents and the application thereof by Beneficiary or any receiver obtained by Beneficiary shall not cure or waive any default or notice thereof, or invalidate any act of Beneficiary pursuant thereto. In the exercise of the powers herein granted Beneficiary, Beneficiary shall not be deemed to have affirmed any Lease or subordinate the lien hereof thereto not shall any liability be asserted or enforced against Beneficiary, all such liability being hereby expressly waived and released by Trustor. Neither Beneficiary nor any receiver shall be obligated to perform or discharge any obligation, duty or liability under any Lease or under or by reason of the assignment contained in this Deed of Trust and Trustor shall and does hereby agree to protect, indemnify, save harmless and defend Beneficiary and such receiver from and against any and all liability, loss, costs, charges, penalties, obligations, expenses, attorneys' fees, litigation, judgments, damages, claims and demands which they may or might incur by reason of, arising from, or in connection with the Leases, such assignment, any alleged obligations or undertakings on their part to perform or discharge any of the terms, covenants or agreements contained in the Leases, any alleged affirmative of or subordination to the Leases, or any action taken by Beneficiary or such receiver pursuant to any provision of this Deed of Trust. Without limiting the generality of the foregoing, no security deposited by the lessee with the lessor under the terms of any Lease hereby assigned has been transferred to Beneficiary, and Beneficiary assumes no liability for any security so deposited.

      3.11. In the event of any default hereunder or in the performance of any of the obligations secured hereby, Beneficiary may exercise any and all of its rights provided hereunder or by law. Without limiting the generality of the foregoing, any Personal Property may, at the sole and absolute option of Beneficiary, (i) be sold hereunder, (ii) be sold pursuant to the Uniform Commercial Code of the State of Nevada, or (iii) be dealt with by Beneficiary in any other manner provided by statute, law or equity. Without limiting the foregoing, Beneficiary may require Trustor to assemble the Personal Property and make it available to Beneficiary at a place to be designated by Beneficiary. In the event of a default, Beneficiary shall be the attorney-in-fact of Trustor with respect to any and all matters pertaining to the Property with full power and authority to give instructions with respect to the collection and remittance of payments, to endorse checks, to enforce the rights and remedies of Trustor, and to execute on behalf of Trustor and in Trustor's name any instruction, agreement or other writing required therefor. This power shall be irrevocable and deemed to be a power coupled with an interest. Beneficiary may, in its sole discretion, appoint Trustee as the agent of Beneficiary for the purpose of disposition of the Personal Property in accordance with the Uniform Commercial Code. Trustor acknowledges and agrees that a disposition of the Personal Property in accordance with Beneficiary's rights and remedies in respect to real property as hereinabove provided is a commercially reasonable disposition thereof. Trustor acknowledges and agrees that the fact that the price obtained at a private sale may be less than the price which might have been obtained at a public sale does not render a private sale unreasonable even if Beneficiary accepts the first offer received and does not offer the subject property to more than one offeree.

      3.12. In the event of any default hereunder or in the performance of the obligations secured hereby, Beneficiary may, to the full extent permitted by law, in addition to all other rights and remedies, forthwith after any such default enter upon and take possession of the Property, complete any buildings or other improvements under construction, construct new improvements and make modifications to and/or demolish any of the foregoing. In connection therewith Beneficiary shall have the power to file any and all notices and obtain any and all permits and licenses which Beneficiary, in its sole and absolute discretion, deems necessary or appropriate, including, but not limited to, the filing of notices of complete and the obtaining of certificates of occupancy. Beneficiary shall also have the right to receive all of the rents, issues and profits of the Property, overdue, due or to become due, and to apply the same, after payment of all necessary charges and expenses, including attorneys' fees, on account of the indebtedness secured hereby. Beneficiary may do any and all of the foregoing in its own name or in the name of Trustor and Trustor hereby irrevocably appoints Beneficiary as its attorney-in-fact for such purposes. Beneficiary may also, at any time after such default, apply to any court of competent jurisdiction for the appointment of a receiver and Trustor agrees that such appointment shall be made upon a prima facie showing of a claimed default without reference to any offsets or defenses against such default and without regard to whether any portion of the Property is in danger of being lost, removed, injured or destroyed or of waste, whether income from the Property is in danger of being lost or whether the Property is or may become insufficient to discharge the obligations secured by this Deed of Trust. Such receiver shall have all rights and powers provided Beneficiary pursuant to this section or otherwise provided hereunder or by law. Said receiver may borrow monies and issue certificates therefor. Said certificates shall be a lien on the Property, subordinate only to this Deed of Trust and the Leases, provided, however, that should any of said certificates be acquired by Beneficiary the amount thereof shall constitute additional indebtedness secured hereby. Such receiver may lease all or any portion of the Property on such terms and for such a term (which may extend beyond the terms of such receiver's appointment and/or, if Beneficiary so consents, sale of the Property hereunder) as such receiver may deem appropriate in its sole and absolute discretion. The entering upon and taking possession of the Property pursuant to this section and the collection of the rents, issues and profits therefrom shall not cure or waive any default or notice of default hereunder or invalidate any act of Beneficiary pursuant thereto.

      3.13. Should default be made by Trustor in payment or performance of any indebtedness or other obligation or agreement secured hereby and/or in performance of any agreement herein or should Trustor otherwise be in default hereunder, Beneficiary may, subject to NRS 107.080 declare all sums secured hereby immediately due by deliver to Trustee of a written notice of breach and election to sell (which notice Trustee shall cause to be recorded and mailed as required by law) and shall surrender to Trustee this Deed of Trust and the Note.

      3.14. After three (3) months shall have elapsed following recordation of any such notice of breach, Trustee shall sell the property subject hereto at such time and at such place in the State of Nevada as Trustee in its sole discretion shall deem best to accomplish the objects of these trusts having first given notice of such sale as then required by law. In the conduct of any such sale Trustee may act itself or through any suctioneer, agent or attorney. The place of sale may be either in the county in which the property to be sold, or any part thereof, is situated or at an office of the Trustee located in the State of Nevada.

      (a) Upon request of Beneficiary or if required by law Trustee shall postpone sale of all or any portion of said property or interest therein by public announcement at the time fixed by said notice of sale and shall thereafter postpone said sale from time to time by public announcement at the time previously appointed.

      (b) At the time of sale so fixed, Trustee shall see the property so advertised or any part thereof or interest therein either as a whole or in separate parcels as Beneficiary mat determine in its sole and absolute discretion to the highest bidder for cash in lawful money of the United States, payable at time of sale, and shall deliver to such purchaser a deed or deeds or other appropriate instruments conveying the property so sold, but without covenant or warranty, express or implied Beneficiary and Trustee may bid and purchase at such sale. To the extent of the indebtedness secured hereby Beneficiary need not bid for cash at any sale of all or any portion of the Property pursuant hereto but the amount of any successful bid by Beneficiary shall be applied in reduction of said indebtedness. Trustor hereby agrees if it is then still in possession to surrender immediately and without demand, possession of said property to any purchaser.

      3.15. Trustee shall apply the proceeds of any such sale to payment of expenses of sale and all charges and expenses of Trustee and of these trusts including cost of evidence of title and Trustee's fee in connection with sale all sums expended under the terms hereof, not then repaid with accrued interest at the Agreed Rate all other sums then secured hereby and the remainder, if any, to the Person or Persons legally entitled thereto.

      3.16. Beneficiary from time to time before Trustee's sale may rescind any notice of breach and election to sell by executing, delivering and causing trustee to record a written notice of such rescission. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other notices of breach and election to sell, nor otherwise affect any term, covenant or condition hereof or under any obligation secured hereby or any of the rights, obligations or remedies of the parties thereunder.

                                   SECTION 4.

                                  Miscellaneous

      4.01. Should Trustor pay in full the Purchase Note when due and pay all other sums then due hereunder or secured hereby, Beneficiary shall surrender this Deed of Trust and the Purchase Note to Trustee for cancellation and upon payment of its fees. Trustee shall reconvey without warranty the property then held hereunder. The recitals in such reconveyance of any matters of fact shall be conclusive proof of the truth thereof. The grantee in such reconveyance may be described in general terms as "the person or persons legally entitled thereto."

      4.02. Trustor, for itself and for all Persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Deed of Trust, hereby expressly waives and releases all rights to direct the order in which any of the Property or any interest therein shall be sold in the event of any sale or sales pursuant hereto and to have any of the Property and/or any other property now or hereafter constituting security for any of the indebtedness secured hereby or any interest therein marshaled upon any sale under this Deed of Trust or of any other security for any of said indebtedness.

      4.03. Any and all notices and demands to Trustor or to Beneficiary, required or desired to be given hereunder shall be in writing and shall be given by deposit in the United States mail, certified or registered, postage prepaid, return receipt requested or if made by Federal Express or other similar delivery service keeping records of deliveries and attempted deliveries or made by telecopy. Service by United States Mail or by Federal Express or other similar delivery service shall be conclusively deemed made on the first business day delivery is attempted or upon receipt, whichever is sooner; provided, however, that service of any notice of breach or notice of sale as required by law will, if mailed, be effective on the date of mailing. Facsimile transmissions received during business hours during a business day shall be deemed received on such business day. Facsimile transmissions received at any other time shall be deemed received on the next business day.

      Any notice or demand to Beneficiary shall be addressed to Beneficiary at Grand Casinos Nevada 1, Inc., 130 Cheshire Lane, Minnetonka, Minnesota 55305,
Attention Chief Financial Officer, Telecopy No. (   )         , with a copy to
Maslon Edelman Borman & Brand, LLP, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, Attention Neil I. Sell, Esq., Telecopy No.
(   )         .

      Any notice or demand to Trustor shall be addressed to Trustor at Metroflag BP, LLC, c/o Flag Luxury Properties, LLC, 1370 Avenue of the Americas, 29th
Floor, New York, New York 10019, Attention Paul C. Kavanos, Telecopy No. (   )
         , with a copy to Greenberg Traurig, P.A., 1221 Brickell Avenue, Miami,
Florida 33131, Attention Juan P. Loumiet, Esq., Telecopy No. (   )         ;
and, Gordon & Silver, Ltd., 3960 Howard Hughes Parkway, 9th Floor, Las Vegas,
Nevada 89109, Attention Steve Yoken, Esq., Telecopy No. (   )         .

      Any party hereto may change its address for the purpose of receiving notices or demands as herein provided by a written notice given in the manner aforesaid to the other party hereto, which notice of change of address shall not become effective, however, until the actual receipt thereof by the other party. Whenever any law requires Beneficiary to give reasonable notice of any act, election, or event, or proposed act, election, or event, said requirement shall be deemed complied with if Beneficiary gives Trustor ten (10) days written notice as herein provided. Information concerning the security interest may be obtained from Beneficiary at the above address.

      4.04. This Deed of Trust applies to, mures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns.

      4.05. Trustee accepts these trusts when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

      4.06. Where any provision in this Deed of Trust refers to action to be taken by Trustor, or which Trustor is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by Trustor.

      4.07. If any term, provision, covenant or condition of this Deed of Trust, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void, or unenforceable, all provisions, covenants and conditions of this Deed of Trust and all applications thereof not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the Property, or if the lien is invalid or unenforceable as to any part of the indebtedness secured hereby, the unsecured or partially unsecured portion of such indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of such indebtedness, and all payments made on such indebtedness, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of such indebtedness which is not secured or fully secured by the lien of this Deed of Trust.

      4.08. In the event that Trustor shall consist of more than one Person then and in such event all of such Persons shall be jointly and severally liable hereunder.

      4.09. The laws of the State of Nevada shall govern the validity, construction, performance and effect of this Deed of Trust.

      4.10. This Deed of Trust shall be construed in accordance with its intent and without regard to any presumption or other rule requiring construction against the party causing the same to be drafted.

      4.11. The various rights, options, elections and remedies of Beneficiary and Trustee hereunder shall be cumulative and no one of them shall be construed as exclusive of any other, or of any right, option, election or remedy provided in any agreement or by law.

      4.12. Time is of the essence of this Deed of Trust and all of the terms, provisions, covenants and conditions hereof.

      4.13. Whenever any provision of this Deed of Trust requires Beneficiary's consent or approval, unless otherwise specifically provided, the same may be granted or withheld by Beneficiary in its sole and absolute discretion.

      4.14. EACH OF TRUSTOR AND BENEFICIARY BY ITS ACCEPTANCE OF THIS DEED OF TRUST IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE NOTE, THIS DEED OF TRUST OR ANY INSTRUMENT OR AGREEMENT SECURED THEREBY OR RELATED THERETO OR THE ACTIONS OF TRUSTOR OR BENEFICIARY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

      4.15. In this Deed of Trust, whenever the context so requires any gender includes the others, and the singular number includes the plural, and vice-versa, the term Beneficiary shall include any future holder, including pledges, of the Note secured hereby, and the term Trustor shall mean the original signator hereof, the successors and assigns thereof and any future owners of any interest in the property or any portion thereof now held or hereafter acquired by the signator hereof. In the event the ownership of all or any portion of such property becomes vested in a Person other than the signator hereof, Beneficiary may, without notice to such signator, deal with such successor or successors with reference to this deed of Trust and to the indebtedness hereby secured in the same manner as with the signator, without in any way vitiating or discharging such signator's liability hereunder or upon the indebtedness hereby secured. In this

Deed of Trust, the use of words such as "including" or "such as" shall not be deemed to limit the generality of the term or clause to which they have reference, whether or not non-limiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter. The caption appearing at the commencement of the sections hereof are descriptive only and for convenience in reference to this Deed of Trust and in no way whatsoever define, limit or describe the scope or intent of this Deed of Trust, nor in any way affect this Deed of Trust. As used in this Deed of Trust, the term "Person" means any individual, partnership, limited partnership, corporation, limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity and any government and any political subdivision and agency thereof.

      4.16. Where not inconsistent with the above the following covenants, Nos. 1; 2 (full replacement value); 3; 4 (Agreed Rate); 5; 6; 7 (a reasonable percentage); 8 and 9 of NRS 107.030 are hereby adopted and made a part of this Deed of Trust.

       IN WITNESS WHEREOF, Trustor has executed this Deed of Trust the day and year first above written.

                                          Metroflag BP, LLC,
                                          A Nevada limited liability company

                                          By Its Member:

                                          Metro Two, LLC,
                                          A Nevada limited liability company


                                    By    /s/ Brett Torino
                                          --------------------------------------
                                          Brett Torino, Manager

STATE OF NEVADA      )
                     ) ss.
COUNTY OF CLARK      )

      This instrument was acknowledged before me on September 28, 2001 by Brett Torino, as Manager of Metroflag BP, LLC, a Nevada limited liability company.


                                          /s/ Linda Ann Thomas
                                          --------------------------------------
                                          NOTARY PUBLIC
                                          My commission Expires 11/26/2002
                                                                ----------------